November 14, 2016

Global X MSCI SuperDividend® EAFE ETF

NASDAQ: EFAS

2016 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxfunds.com/investorrelations.php. You can also get this information at no cost by calling 1-888-GX-FUND-1 or by sending an e-mail request to info@globalxfunds.com. The Fund’s prospectus and statement of additional information, both dated October 25, 2016, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Global X MSCI SuperDividend® EAFE ETF

Ticker: EFAS Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X MSCI SuperDividend® EAFE ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Top 50 Dividend Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.55%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.55%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$56	$176

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Since the Fund is new, portfolio turnover information is not available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index tracks the performance of 50 equally-weighted companies that rank among the highest dividend yielding equity securities in Europe, Australasia and the Far East, as defined by MSCI, the provider of the Underlying Index ("Index Provider"). The Underlying Index begins with the MSCI EAFE Index, which is a capitalization-weighted index, and then follows a rules-based methodology that is designed to select among the highest dividend yielding equity securities of the MSCI EAFE Index. The Underlying Index is equal weighted and rebalanced annually. As of September 30, 2016, components from the following 15 developed market countries were eligible for inclusion in the Underlying Index: Australia, Finland, France, Germany, Hong Kong, Israel, Italy, Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Underlying Index may include large-, mid- or small-capitalization companies. As of September 30, 2016, the Underlying Index primarily includes components from the following sectors: Consumer Discretionary, Energy, Financials, Materials, Real Estate, Telecommunication Services, and Utilities. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

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The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of September 30, 2016, the Underlying Index was concentrated in the Financials sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Australasian Economic Risk: The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services, or negative changes in any of these economies, may cause an adverse impact on some or all of the Australasian economies.

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to

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step forward to create or redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and possibly face trading halts and/or delisting from NASDAQ OMX (the "Exchange").

Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Financials Sector.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund's adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherit limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund's service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom recently voted to withdraw from the EU, which is a decision that may have adverse impacts on the entire region.

Foreign Securities Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

High Dividend Yield Stocks Risk: High-yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance.

International Closed-Market Trading: Because the Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current value of an underlying investment and last sale pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other exchange-traded funds.

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that

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company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Investment Risk: An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, or other government actors, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions, which could have a negative impact on the Fund. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Risks Related to Investing in the Consumer Discretionary Sector: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Risks Related to Investing in the Energy Sector: The value of securities issued by companies in the energy sector may decline for many reasons, including, without limitation, changes in energy prices; international politics; energy conservation; the success of exploration projects;

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natural disasters or other catastrophes; changes in exchange rates, interest rates, or economic conditions; changes in demand for energy products and services; and tax and other government regulatory policies.

Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Risks Related to Investing in the Materials Sector: Investments in securities of companies in the materials sector are subject to changes in commodity prices, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims.

Risks Related to Investing in Real Estate Stocks and Real Estate Investment Trusts ("REITs"): The Fund may invest in an underlying fund that invests in companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Risks Related to Investing in the Telecommunications Services Sector: Companies in the telecommunications services sector may be affected by industry competition, substantial capital requirements, government regulation and obsolescence of telecommunications products and services due to technological advancement.

Risks Related to Investing in the Utilities Sector: Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition and governmental regulations on rates charged to customers. Privatization in the utilities sector may subject companies to greater competition and losses in profitability. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction programs during periods of inflation or unsettled capital markets.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

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PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Luis Berruga, Chang Kim, CFA, James Ong and Hailey Harris (“Portfolio Managers”). Berruga, Kim, Ong and Harris have been Portfolio Managers of the Fund since inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the Exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-deferred arrangements may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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